Non-Current Assets and Disposal Groups Held for Sale	6 Months Ended
Jun. 30, 2021
Components of Other Non-Current Assets and Disposal Groups Held for Sale [Abstract]
Disclosure of non-current assets or disposal groups classified as held for sale [text block]
Non-current assets and disposal groups held for sale
Within the balance sheet, non-current assets and disposal groups held for sale are reported in Other assets and Other liabilities. This note provides further explanation on the nature and the financial impact of the non-current assets and disposal groups held for sale as of June 30, 2021.
Non-current assets and disposal groups held for sale at the reporting date
Total assets held for sale amounted to €  4.4 billion as of June 30, 2021 (December 31, 2020: € 6.1 billion) and the disposal groups included liabilities of € 8.7 billion as of June 30, 2021 (December 31, 2020: € 9.9 billion). As of June 30, 2021, there were no unrealized net gains or losses (December 31, 2020: € 0 million) relating to non-current assets and disposal groups classified as held for sale recognized directly in accumulated other comprehensive income (loss).
Following on from its formation as a disposal group held for sale in the fourth quarter 2019, the transfer of the Global Prime Finance and Electronic Equities platform to BNP Paribas S.A. continues to remain on track. As of June 30, 2021, the respective disposal group established in CRU contains assets (€ 4.4 billion) and liabilities (€ 8.7 billion), mainly comprised of financial instruments. These will in general either be novated to BNP Paribas, or the balances will be closed out between Deutsche Bank and the counterparties and simultaneously the clients would enter into the equivalent transactions with BNP Paribas. The Group still expects the transaction to unwind by the end of 2021 with client transactions, IT hardware and software and employees to be transferred over the period.